UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2023

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (CubeSmart) Delaware (CubeSmart, L.P.)	001-32324 000-54462	20-1024732 34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Old Lancaster Road
Malvern,

Pennsylvania

19355

(Address of Principal

Executive Offices)

(610) 535-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $0.01 par value per share, of CubeSmart	CUBE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company (CubeSmart) ☐

Emerging Growth Company (CubeSmart, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

CubeSmart ☐

CubeSmart, L.P. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2023, CubeSmart (the “Company”) appointed Matthew DeNarie, age 39, as the Company’s Senior Vice President and Chief Accounting Officer. Prior to his appointment as the Company’s principal accounting officer, Mr. DeNarie served as the Company’s Vice President of Accounting & Controller, a position he held since 2018. From 2013 to 2018, Mr. DeNarie served in various other financial reporting positions with the Company. Prior to joining the Company, Mr. DeNarie was Financial Reporting Manager of Morgan Properties from 2009 to 2013, and prior to that served in various roles as a member of the audit staff of PricewaterhouseCoopers LLP in its Philadelphia real estate practice from 2005 to 2009.

Mr. DeNarie will continue to participate in the Company’s management incentive compensation program and be eligible to participate in the Company’s 401(k) plan, health plans and other benefits upon terms commensurate with other executives at the level of Senior Vice President.

There are no plans, contracts or arrangements entered into in connection with Mr. DeNarie’s appointment as the Company’s Senior Vice President and Chief Accounting Officer. There are no family relationships among any of the Company’s trustees or executive officers and Mr. DeNarie. There are no related party transactions between the Company and Mr. DeNarie reportable under Item 404(a) of Regulation S-K.

Immediately prior to Mr. DeNarie’s appointment, Timothy M. Martin, the Company’s Chief Financial Officer, served as the Company’s principal accounting officer and will continue to serve as the Company’s Chief Financial Officer (principal financial officer).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Chief Legal Officer and Secretary
Date: March 17, 2023

CUBESMART, L.P.

By CUBESMART, its general partner

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Chief Legal Officer and Secretary

Date: March 17, 2023